UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 22, 2017

PBF ENERGY INC.

PBF HOLDING COMPANY LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

In connection with the Notes Offering referred to in Item 8.01 below, PBF Holding Company LLC (“PBF Holding”), a subsidiary of PBF Energy Company LLC (“PBF LLC”), in turn a subsidiary of PBF Energy Inc. (“PBF Energy” and collectively with its consolidated subsidiaries including PBF LLC and PBF Holding, the “Company”) is disclosing under this Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 hereto, which is incorporated herein by reference. The information included in Exhibit 99.1 is being delivered to potential investors in connection with the Notes Offering (defined below) and is provided in this Item 7.01 of this Current Report on Form 8-K to satisfy the Company’s public disclosure requirements under Regulation FD. The information contained in this Item 7.01, including Exhibit 99.1, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Company.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 8.01. Other Events

Commencement of Notes Offering

On May 22, 2017, PBF Energy issued a press release announcing that PBF Holding and PBF Holding’s wholly-owned subsidiary, PBF Finance Corporation (“PBF Finance”), as co-issuers, commenced a private offering of Senior Notes due 2025 (the “Notes Offering”) to eligible purchasers. PBF Holding intends to use the net proceeds from the Notes Offering to fund a cash tender offer (the “Tender Offer”) for any and all of its outstanding 8.25% senior secured notes due 2020 (the “2020 Notes”), to pay the related redemption price and accrued and unpaid interest for any 2020 Notes that remain outstanding after the completion or termination of the Tender Offer, and for general corporate purposes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Commencement of Tender Offer

On May 22, 2017, PBF Energy issued a press release announcing that PBF Holding is commencing the Tender Offer to purchase any and all of the 2020 Notes issued by PBF Holding and PBF Finance. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Optional Notice of Redemption

On May 22, 2017, PBF Holding exercised its rights under the indenture governing the 2020 Notes to optionally redeem any and all of its outstanding 2020 Notes that remain outstanding after the consummation of the Tender Offer. At the redemption date, the 2020 Notes will be redeemable at a price of 102.063% of the aggregate principal amount thereof plus accrued and unpaid interest. This Current Report does not constitute a notice of redemption of the 2020 Notes.

The information contained in this Item 8.01, including Exhibits 99.2 and 99.3, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or the Tender Offer, or any other securities of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Certain information being delivered to potential investors in connection with the Notes Offering.

99.2	Press Release dated May 22, 2017.

99.3	Press Release dated May 22, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2017

PBF Energy Inc.
(Registrant)

By:	/s/ Erik Young
Name:	Erik Young
Title:	Senior Vice President, Chief Financial Officer

Dated: May 22, 2017

PBF Holding Company LLC
(Registrant)

By:	/s/ Erik Young
Name:	Erik Young
Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain information being delivered to potential investors in connection with the Notes Offering.

99.2	Press Release dated May 22, 2017.

99.3	Press Release dated May 22, 2017.